UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): August 08, 2003

INNOVATIVE COMPANIES, INC.

(Exact name of registrant as specified in charter)

Florida	001-16185	59-2600232
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6950 Bryan Dairy Road, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 544-8866

ITEM 7. Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press release issued August 08, 2003

ITEM 12. Results of Operations and Financial Condition.

A copy of the press release issued by Innovative Companies, Inc. on August 08, 2003, announcing its results of operations for the fiscal quarter ended June 30, 2003, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE COMPANIES, INC.

Date: August 08, 2003	/s/ Mihir K. Taneja
Mihir K. Taneja, Chief Executive Officer

Date: August 08, 2003	/s/ Carol Dore-Falcone
Carol Dore-Falcone, Vice President and Chief Financial Officer

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